Exhibit 10.19

[*] = Certain confidential information contained in this document, marked by brackets, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 406 of the Securities Act of 1933, as amended.

Testing. Advising. Assuring.

Analytical Testing Partnership Program 2014 - 2015

Quotation to:	Intersect ENT 1049 Elwell Court Palo Alto CA 94303 USA

Attention:	Rich Kaufman Chief Operating Officer

Telephone: E-mail:	(650) 641 2107 rkaufman@intersectENT.com

Quotation Number:	13-011-00262 (Revision 7) 6 Pages

Date:	December 06, 2013

Analytical Testing Partnership Program 2014-2015	Page 2 of 5
For Intersect ENT	Quotation No.: 13-011-00262 (Revision 7)

EXECUTIVE SUMMARY

Exova’s Health Sciences group has developed a strong relationship with intersectENT during the past decade. Over this period services provided have included method development, method and process validation, contaminant and unknown investigation, characterization of impurities, raw material and finished product testing and stability program services.

lntersectENT has had major success in product development, clinical efficacy and approval of its novel stent products. The company is experiencing rapid growth in moving from a purely research organization, to a manufacturing firm with a continuing R&D pipeline.

Exova has made investments to increase our capacity in tandem, so that intersectENT can continue to rely on Exova as the vendor of choice for analytical support and development. We appreciate your regular feedback and this has been very valuable in making changes and improvements so that our final product meets your expectations.

Exova is committed to working with intersectENT to manage costs during this period of rapid expansion, and to arrive at a mutually beneficial and cost effective long term partnership. In this light, for the next 24 months Exova is pleased to offer reduced prices for [*] services.

We are looking forward to continuing to support intersectENT for analytical testing development and stability needs.

/s/ April Gamache	/s/ John McNeil
April Gamache, Chief Operating Officer, for Eric Lindsay	John McNeil General Manager
General Manager	Health Sciences Mississauga
Health Sciences, Santa Fe Springs

[*] = Certain confidential information contained in this document, marked by brackets, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 406 of the Securities Act of 1933, as amended.

Analytical Testing Partnership Program 2014-2015	Page 3 of 5
For Intersect ENT	Quotation No.: 13-011-00262 (Revision 7)

PRICING PROPOSAL

Table 1. Custom Analyses

Test Method	Price Structure 2014-2015 [*]	Price Structure 2014-2015 [*]
[*]	[*]	[*]
[*]	[*]	[*]
[*]	[*]	[*]
[*]	[*]	[*]
[*]	[*]	[*]
[*]	[*]	[*]
[*]	[*]	[*]
[*]	[*]	[*]
[*]	[*]	[*]
[*]	[*]	[*]
[*]	[*]	[*]
[*]	[*]	[*]
[*]	[*]	[*]

(1)	Raw Data packages are [*] of the total analytical cost, $[*] minimum and $[*] maximum.
(2)	The pricing indicated in the above table is quoted for [*] (please note; turnaround time is defined as delivery of the final C of A by 5PM on the day promised). 24 and 72 hour priority service will be accompanied by a surcharge of [*] and [*], respectively. Exova’s pricing for intersectENT has not increased in five years, and with growing volumes in 2013 we are pleased to provide discounted pricing that passed along savings realized with volume efficiencies.
(3)	To assist Exova in making compressed timing commitments, intersectENT will work to provide pre-notification whenever possible of upcoming sample submission schedules.
(4)	Due to the lengthy nature of this procedure, to ensure that [*] turnaround commitments are consistently met, intersectENT will provide five to ten days forewarning of upcoming sample submissions and batch samples shipments whenever possible.
(5)	Note: when [*] analysis is requested for [*], additional samples will be requested by Exova and the results available in less than five working days from sample receipt.
(6)	This test includes [*] as part of the listed fee (the data will be gathered/acquired [*]). No additional fee will be charged for [*].

[*] = Certain confidential information contained in this document, marked by brackets, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 406 of the Securities Act of 1933, as amended.

Analytical Testing Partnership Program 2014-2015	Page 4 of 5
For Intersect ENT	Quotation No.: 13-011-00262 (Revision 7)

Table 2. USP Monograph Testing

Test Method	Price Structure 2014-2015 [*]
[*]
[*]	[*]
[*]	[*]
[*]	[*]
[*]	[*]
[*]	[*]
[*]	[*]
[*]	[*]
[*]	[*]
[*]	[*]

[*]
[*]	[*]
[*]	[*]
[*]	[*]
[*]	[*]
[*]	[*]
[*]	[*]
[*]	[*]
[*]	[*]
[*]	[*]

[*]
[*]	[*]
[*]	[*]
[*]	[*]
[*]	[*]
[*]	[*]
[*]	[*]
[*]	[*]

[*]
[*]	[*]
[*]	[*]
[*]	[*]
[*]	[*]
[*]	[*]

[*]
[*]	[*]
[*]	[*]
[*]	[*]

(1)	Raw Data packages are [*] of the total analytical cost, $[*] minimum and $[*] maximum.

[*] = Certain confidential information contained in this document, marked by brackets, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 406 of the Securities Act of 1933, as amended.

Analytical Testing Partnership Program 2014-2015	Page 5 of 5
For Intersect ENT	Quotation No.: 13-011-00262 (Revision 7)

(2)	The pricing Indicated in the above table is quoted for [*] standard turnaround (please note: turnaround time is defined as delivery of the final C of A by SPM on the day promised). 24 and 72 hour priority service will be accompanied by a surcharge of [*] and [*], respectively. Exova’s pricing for intersectENT has not increased in five years, and with growing volumes in 2013 we are pleased to provide discounted pricing that passed along savings realized with volume efficiencies.
(3)	Pricing for [*] turnaround is offered at a [*]. To assist Exova in making compressed timing commitments, intersectENT will work to provide pre-notification whenever possible of upcoming sample submission schedules.
(4)	To ensure that turnaround commitments are consistently met, intersectENT will provide five to ten days forewarning of upcoming sample submissions and batch samples shipments whenever possible.

The pricing in the above tables is quoted for [*] day turnaround options. It is understood that [*].

TERMS AND CONDITIONS

This quotation is open for acceptance until December 15, 2013, and these prices will be in effect until December 31, 2015. It can be accepted on or before this date by signing and returning to Exova. After the validity date, Exova reserves the right to revise and/or withdraw the quotation as appropriate. This quotation has been prepared exclusively on behalf of Exova and is provided in confidence. The contents of this quotation including pricing Information is for the sole consideration of lntersectENT and cannot be divulged to a third party without the expressed written consent of Exova.

This quotation and the services are governed by the terms and conditions (“the Conditions”) as attached. This quotation may be accepted by signing the enclosed copy in the space provided below and returning it, for receipt by Exova within the time for acceptance given above. It will then constitute an agreement between us (the “Contract”). Please be advised that a purchase order is acceptable for billing purposes only, and the work is governed by the attached terms and conditions.

ACCEPTED BY

/s/ R K	IntersectENT	12/13/13
Signature	Company Name	Date

[*] = Certain confidential information contained in this document, marked by brackets, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 406 of the Securities Act of 1933, as amended.